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                                                             Exhibit-99-906-Cert

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended August 31, 2003 of the JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Tax Free Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan Liquid Asset Money Market Fund, JPMorgan New York Tax Free Money Market Fund, JPMorgan Prime Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Treasury Plus Money Market Fund and JPMorgan U.S. Government Money Market Fund, each as series of J.P. Morgan Mutual Fund Trust (the "Registrant").


I, George C.W. Gatch, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Tax Free Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan Liquid Asset Money Market Fund, JPMorgan New York Tax Free Money Market Fund, JPMorgan Prime Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Treasury Plus Money Market Fund and JPMorgan U.S. Government Money Market Fund, each a series of the Registrant.


/s/ George C.W. Gatch
--------------------------------------
George C.W. Gatch
President

October 21, 2003
--------------------------------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended August 31, 2003 of the JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Tax Free Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan Liquid Asset Money Market Fund, JPMorgan New York Tax Free Money Market Fund, JPMorgan Prime Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Treasury Plus Money Market Fund and JPMorgan U.S. Government Money Market Fund, each as series of J.P. Morgan Mutual Fund Trust (the "Registrant").


I, David Wezdenko, certify that:

1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Tax Free Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan Liquid Asset Money Market Fund, JPMorgan New York Tax Free Money Market Fund, JPMorgan Prime Money Market Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Treasury Plus Money Market Fund and JPMorgan U.S. Government Money Market Fund, each a series of the Registrant.


/s/ David Wezdenko
--------------------------------------
David Wezdenko
Treasurer

October 21, 2003
--------------------------------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.